CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated December 18, 1997 in Amendment No. 1 to Registration Statement (Form S-6 No. 333-41029) and related Prospectus of Legg Mason Unit Investment Trust, Series 7.


                                              ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 18, 1997